Exhibit 10.2

AMENDMENT NO. 3 TO
2004 SENIOR UNSECURED LINE OF CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of December 18, 2006 (the ‘‘Amendment’’), to the 2004 SENIOR UNSECURED LINE OF CREDIT AGREEMENT, dated as of July 9, 2004 (as previously amended, the ‘‘Line of Credit Agreement’’), between REVLON CONSUMER PRODUCTS CORPORATION (the ‘‘Borrower’’) and MACANDREWS & FORBES INC. (formerly known as MacAndrews & Forbes Holdings Inc.) (the ‘‘Lender’’).

NOW THEREFORE, in consideration of the premises and the agreements herein, the Borrower hereby agrees with the Lender as follows:

1.    Definitions.    All terms used herein which are defined in the Line of Credit Agreement and not otherwise defined herein are used herein as defined therein.

2.    Amendments.

(a)    Section 1.1 of the Line of Credit Agreement is hereby amended to add the following definition in alphabetical order:

‘‘‘‘Amendment No. 3 Effective Date’’ means December 18, 2006.’’

(b)    The definition of ‘‘Bank Credit Agreement’’ in Section 1.1 of the Line of Credit Agreement is hereby amended to include the following at the end of such definition:

‘‘; provided, that for purposes of Section 3.3(a) of this Agreement, ‘‘Bank Credit Agreement’’ means the Term Loan Agreement, dated on or about December 20, 2006, by and among the Borrower, certain financial institutions from time to time parties thereto, and Citicorp USA, Inc., as Term Loan Administrative Agent and Collateral Agent, as amended, amended and restated, supplemented and otherwise modified from time to time.’’

(c)    The definition of ‘‘Commitment’’ in Section 1.1 of the Line of Credit Agreement is hereby deleted in its entirety and replaced with the following:

‘‘‘‘Commitment’’ means the obligation of the Lender to make Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding of up to (i) $152,000,000 for the period from the Effective Date through and including June 30, 2005, (ii) $87,000,000 for the period from and including July 1, 2005 through and including the date on which Revlon consummates an issuance or aggregate issuances of equity on or after the Amendment No. 3 Effective Date in an aggregate amount equal to or greater than $75,000,000 (the ‘‘Commitment Reduction Date’’) and (iii) $50,000,000 for the period from and after the Commitment Reduction Date to and including the Termination Date, as such obligation is reduced from time to time in accordance with Section 2.3 hereof.’’

(d)    The definition of ‘‘Termination Date’’ in Section 1.1 of the Line of Credit Agreement is hereby deleted in its entirety and replaced with the following:

‘‘‘‘Termination Date’’ means (i) the later to occur of (A) January 31, 2008 and (B) the Commitment Reduction Date, or (ii) if earlier, the date upon which the Commitment shall terminate in accordance with the terms hereof.’’

(e)    Section 3.3(a) of the Line of Credit Agreement is hereby amended by replacing the references to ‘‘Section 7.5(e)’’ appearing twice therein with ‘‘Section 7.5(c)’’.

3.    Condition to Effectiveness.    This Amendment shall become effective on and as of the date first written above.

4.    Continued Effectiveness of the Line of Credit Agreement.    Except as otherwise expressly provided herein, the Line of Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in the Line of Credit Agreement to ‘‘this Agreement’’, ‘‘hereto’’, ‘‘hereof’’, ‘‘hereunder’’ or words of like import referring to the Line of Credit Agreement shall mean the Line of Credit Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Line of Credit Agreement.

5.    Counterparts.    This Amendment maybe executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

6.    Headings.    Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Governing Law.    This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

REVLON CONSUMER PRODUCTS CORPORATION
By:	/s/ Robert K. Kretzman
Name: Robert K. Kretzman Title: Executive Vice President, Chief Legal Officer and General Counsel
MACANDREWS & FORBES INC. (f/k/a MacAndrews & Forbes Holdings Inc.)
By:	/s/ Barry F. Schwartz
Name: Barry F. Schwartz Title: Executive Vice President and General Counsel